Exhibit (16)

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints HENRY J. HERRMANN, DANIEL C. SCHULTE and KRISTEN A. RICHARDS, and each of them individually, his/her true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Ivy Funds Variable Insurance Portfolios, on behalf of its Ivy Funds VIP Bond and Ivy Funds VIP Mortgage Securities, to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration of shares under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of such director in his/her behalf to the Registration Statement as filed on Form N-14 and on behalf of Ivy Funds VIP Bond and Ivy Funds VIP Mortgage Securities, each a series of Ivy Funds Variable Insurance Portfolios, and to any amendment or supplement to the Registration Statement, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date: November 12, 2009

/s/ Henry J. Herrmann
Henry J. Herrmann, President

/s/ David P. Gardner	Chairman and Trustee
David P. Gardner

/s/ Michael L. Avery	Trustee
Michael L. Avery

/s/ Jarold W. Boettcher	Trustee
Jarold W. Boettcher

/s/ James M. Concannon	Trustee
James M. Concannon

/s/ John A. Dillingham	Trustee
John A. Dillingham

/s/ Joseph Harroz, Jr.	Trustee
Joseph Harroz, Jr.

/s/ Robert L. Hechler	Trustee
Robert L. Hechler

/s/ Albert W. Herman	Trustee
Albert W. Herman

/s/ Henry J. Herrmann	Trustee
Henry J. Herrmann

/s/ Glendon E. Johnson	Trustee
Glendon E. Johnson

/s/ Frank J. Ross, Jr.	Trustee
Frank J. Ross, Jr.

/s/ Eleanor B. Schwartz	Trustee
Eleanor B. Schwartz

Attest:

/s/ Mara D. Herrington
Mara D. Herrington, Secretary